Exhibit 99.5

$1,727,250,000

(Approximate)

NovaStar Mortgage, Inc.

Seller and Servicer

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1. The Series Term Sheet has been prepared by the underwriter based on collateral information provided by NovaStar Mortgage, Inc. (“NovaStar”) for informational purposes only and is subject to modification or change. Although NovaStar provided the underwriters with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC (“Wachovia Securities”) does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Co-Lead Underwriters

The following information regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due February 1, 2004). After the Statistical Calculation Date and prior to the Closing Date, Additional Mortgage Loans will be added to the Initial Mortgage Loans to comprise the Closing Date Mortgage Loans. The Additional Mortgage Loans will consist of mortgage loans closed after the Statistical Calculation Date and prior to the Closing Date. Additionally, after the Statistical Calculation Date, Subsequent Mortgage Loans will be added to the Trust. The Subsequent Mortgage Loans will consist of mortgage loans closed after both the Statistical Calculation Date and the Closing Date. It is expected that the composition and characteristics of the Additional Mortgage Loans and the Subsequent Mortgage Loans will be similar to the composition and characteristics of the Initial Mortgage Loans in all material respects.

The following information is preliminary and will be superseded by the description of the collateral contained in any subsequent term sheets and the related prospectus supplement.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Group IA Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	1,334
Aggregate Outstanding Prn. Bal.	$188,565,187.23
Aggregate Original Prn Bal.	$188,729,341.26

	Minimum	Maximum	Average
Outstanding Principal Balance	$34,088.78	$393,000.00	$141,353.21
Original Principal Balance	$34,110.00	$393,000.00	$174,243.08

	Minimum	Maximum	Weighted Average
Original LTV Ratio	24.32%	100.00%	83.31%
Original CLTV Ratio	24.32%	100.00%	83.31%
Mortgage Rate	4.750%	11.300%	7.499%
Mortgage Rate Fixed	5.400%	11.300%	7.464%
Mortgage Rate ARM	4.750%	9.990%	7.507%
Original Term (Months)	120	360	355
Remaining Term (Months)	119	360	354
Seasoning (Months)	0	4	1
Credit Score	476	796	623

	Earliest	Latest
Origination Date	10/28/2003	2/5/2004
Maturity Date	2/1/2014	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	1,028
Aggregate Outstanding Prn. Bal.	$152,093,209.13
Aggregate Original Prn Bal.	$152,203,688.76

	Minimum	Maximum	Average
Outstanding Principal Balance	$34,088.78	$393,000.00	$147,950.59
Original Principal Balance	$34,110.00	$393,000.00	$181,255.33

	Minimum	Maximum	Weighted Average
Margin	3.750%	7.950%	6.351%
Maximum Mortgage Rate	11.750%	22.740%	14.514%
Minimum Mortgage Rate	4.750%	9.990%	7.507%
Initial Rate Cap	1.000%	3.000%	2.999%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	5	36	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	19.34	Cash Out	61.92
Fixed Rate Balloon	0.00	Purchase	29.71
Subtotal - (Total Fixed Rate)	19.34	Rate/Term Refinance	8.37

Fully Amortizing Adjustable Rate	80.66	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	74.06	No Provider	70.70
PUD	12.78	MGIC	29.30

Condo	7.14	Total:	100.00%
Multi-Unit	6.03

Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	93.65	Full	48.20
Investment (Non Owner Occupied)	5.17	Stated	40.17
Secondary	1.19	No Doc	8.21

Total:	100.00%	Limited	3.42

		Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	42	$1,893,818.23	1.00%
50,000.01 to 100,000.00	387	30,129,566.38	15.98
100,000.01 to 150,000.00	419	51,989,931.00	27.57
150,000.01 to 200,000.00	241	41,737,806.31	22.13
200,000.01 to 250,000.00	127	28,284,984.15	15.00
250,000.01 to 300,000.00	74	20,389,523.05	10.81
300,000.01 to 350,000.00	41	13,036,142.59	6.91
350,000.01 to 400,000.00	3	1,103,415.52	0.59

Total:	1,334	$188,565,187.23	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
476 to 500	1	$77,947.13	0.04%
501 to 525	37	4,910,428.39	2.60
526 to 550	142	17,862,878.08	9.47
551 to 575	162	21,092,028.50	11.19
576 to 600	205	29,848,820.12	15.83
601 to 625	195	27,910,057.12	14.80
626 to 650	185	27,665,014.72	14.67
651 to 675	160	22,843,091.05	12.11
676 to 700	108	16,091,771.85	8.53
701 to 725	71	10,506,428.97	5.57
726 to 750	39	5,848,995.93	3.10
751 to 775	21	2,891,398.90	1.53
776 to 800	8	1,016,326.47	0.54

Total:	1,334	$188,565,187.23	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	1	$115,329.44	0.06%
169 to 180	49	4,830,565.88	2.56
229 to 240	8	897,919.91	0.48
289 to 300	1	115,793.13	0.06
349 to 360	1,275	182,605,578.87	96.84

Total:	1,334	$188,565,187.23	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,014	$139,655,372.34	74.06%
PUD	152	24,091,950.94	12.78
Condo	98	13,454,370.13	7.14
Multi-Unit	70	11,363,493.82	6.03

Total:	1,334	$188,565,187.23	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,234	$176,583,696.23	93.65%
Investment (Non Owner Occupied)	87	9,740,723.01	5.17
Secondary	13	2,240,767.99	1.19

Total:	1,334	$188,565,187.23	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	830	$116,752,908.76	61.92%
Purchase	386	56,026,949.63	29.71
Rate/Term Refinance	118	15,785,328.84	8.37

Total:	1,334	$188,565,187.23	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
20.01 to 25.00	1	$116,654.11	0.06%
25.01 to 30.00	2	99,929.88	0.05
30.01 to 35.00	5	362,685.40	0.19
35.01 to 40.00	6	434,395.32	0.23
40.01 to 45.00	5	466,427.13	0.25
45.01 to 50.00	14	1,503,437.07	0.80
50.01 to 55.00	20	2,782,151.43	1.48
55.01 to 60.00	34	4,469,216.62	2.37
60.01 to 65.00	50	6,219,197.04	3.30
65.01 to 70.00	81	11,198,303.48	5.94
70.01 to 75.00	99	13,775,204.49	7.31
75.01 to 80.00	264	37,898,010.61	20.10
80.01 to 85.00	165	22,914,703.63	12.15
85.01 to 90.00	308	43,897,205.75	23.28
90.01 to 95.00	146	22,119,536.65	11.73
95.01 to 100.00	134	20,308,128.62	10.77

Total:	1,334	$188,565,187.23	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	216	$42,990,675.76	22.80%
Florida	290	36,742,421.16	19.49
Michigan	65	8,228,873.60	4.36
Virginia	45	7,612,964.47	4.04
Ohio	72	7,475,720.30	3.96
Georgia	51	6,960,673.33	3.69
Pennsylvania	53	5,587,265.14	2.96
Texas	45	5,000,040.59	2.65
New York	24	4,551,584.17	2.41
Washington	25	4,109,996.93	2.18
Arizona	24	3,901,247.69	2.07
Illinois	22	3,891,545.29	2.06
Connecticut	24	3,826,769.51	2.03
Colorado	21	3,738,816.48	1.98
Maryland	23	3,612,102.77	1.92
Louisiana	36	3,569,885.30	1.89
Massachusetts	19	3,551,562.64	1.88
Tennessee	36	3,389,997.99	1.80
North Carolina	22	3,225,951.47	1.71
Nevada	18	3,093,455.31	1.64
Missouri	26	2,913,165.13	1.54
Mississippi	22	2,383,958.92	1.26
South Carolina	21	2,269,182.50	1.20
Indiana	13	1,539,807.37	0.82
Kentucky	15	1,537,893.64	0.82
Oklahoma	13	1,290,121.16	0.68
New Hampshire	8	1,271,594.08	0.67
New Jersey	7	1,184,102.56	0.63

(Continued on next page)

Location (continued)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Oregon	7	1,021,398.69	0.54%
Kansas	9	887,586.47	0.47
Arkansas	10	868,577.05	0.46
District of Columbia	6	760,777.76	0.40
Alabama	7	701,827.39	0.37
Wisconsin	5	675,493.91	0.36
Minnesota	3	590,801.21	0.31
Idaho	5	532,716.57	0.28
Maine	5	522,708.21	0.28
Utah	4	420,460.13	0.22
West Virginia	4	409,835.22	0.22
Delaware	2	285,282.44	0.15
Rhode Island	1	237,272.59	0.13
Montana	1	230,225.56	0.12
North Dakota	2	209,012.42	0.11
South Dakota	2	202,962.06	0.11
Iowa	1	108,803.45	0.06
Nebraska	1	115,499.49	0.06
New Mexico	1	122,294.62	0.06
Wyoming	1	115,329.44	0.06
Vermont	1	94,947.29	0.05

Total:	1,334	$188,565,187.23	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	695	$90,880,533.50	48.20%
Stated Income	487	75,754,745.21	40.17
No Documentation	112	15,483,772.15	8.21
Limited Documentation	40	6,446,136.37	3.42

Total:	1,334	$188,565,187.23	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Alt A	279	$41,457,135.95	21.99%
M1	698	98,464,904.64	52.22
M2	262	36,369,002.81	19.29
M3	62	7,537,742.08	4.00
M4	33	4,736,401.75	2.51

Total:	1,334	$188,565,187.23	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	246	$30,113,097.33	82.57%
FR15	48	4,786,698.37	13.12
FR20	7	780,135.91	2.14
Fixed Rate 30 Year IO	3	560,923.92	1.54
FR10	1	115,329.44	0.32
FR25	1	115,793.13	0.32

Total:	306	$36,471,978.10	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	889	$129,541,185.60	85.17%
ARM 3/27 - 6 Month LIBOR	87	12,407,390.54	8.16
ARM 2/28 IO	50	9,827,746.35	6.46
ARM 3/27 IO	1	220,000.00	0.14
ARM - 6 Month LIBOR	1	96,886.64	0.06

Total:	1,028	$152,093,209.13	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,334	$188,565,187.23	100.00%

Total:	1,334	$188,565,187.23	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	5	$1,237,480.61	0.66%
5.001 to 5.500	12	2,351,976.80	1.25
5.501 to 6.000	52	9,691,516.37	5.14
6.001 to 6.500	105	16,691,747.90	8.85
6.501 to 7.000	240	35,939,973.76	19.06
7.001 to 7.500	208	30,222,209.33	16.03
7.501 to 8.000	291	42,332,151.67	22.45
8.001 to 8.500	158	20,478,475.07	10.86
8.501 to 9.000	170	19,796,333.90	10.50
9.001 to 9.500	54	5,730,984.26	3.04
9.501 to 10.000	31	3,552,077.65	1.88
10.001 to 10.500	5	379,163.27	0.20
10.501 to 11.000	2	95,668.50	0.05
11.001 to 11.500	1	65,428.14	0.03

Total:	1,334	$188,565,187.23	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	4	$656,225.38	0.43%
4.001 to 4.500	17	3,352,509.57	2.20
4.501 to 5.000	46	6,661,524.05	4.38
5.001 to 5.500	125	19,025,686.67	12.51
5.501 to 6.000	171	27,246,599.31	17.91
6.001 to 6.500	184	26,759,942.22	17.59
6.501 to 7.000	186	27,179,398.21	17.87
7.001 to 7.500	176	25,771,433.50	16.94
7.501 to 8.000	119	15,439,890.22	10.15

Total:	1,028	$152,093,209.13	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.501 to 12.000	5	$1,237,480.61	0.81%
12.001 to 12.500	11	2,148,714.84	1.41
12.501 to 13.000	42	8,073,380.05	5.31
13.001 to 13.500	75	12,510,294.26	8.23
13.501 to 14.000	173	26,399,182.77	17.36
14.001 to 14.500	147	22,833,952.81	15.01
14.501 to 15.000	250	37,444,988.85	24.62
15.001 to 15.500	128	17,676,055.19	11.62
15.501 to 16.000	135	16,539,174.12	10.87
16.001 to 16.500	44	4,872,442.59	3.20
16.501 to 17.000	15	2,128,907.46	1.40
20.001 to 20.500	2	194,546.80	0.13
22.501 to 23.000	1	34,088.78	0.02

Total:	1,028	$152,093,209.13	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	5	$1,237,480.61	0.81%
5.001 to 5.500	11	2,148,714.84	1.41
5.501 to 6.000	42	8,073,380.05	5.31
6.001 to 6.500	73	12,221,643.65	8.04
6.501 to 7.000	172	26,355,315.26	17.33
7.001 to 7.500	151	23,317,150.22	15.33
7.501 to 8.000	251	37,488,856.36	24.65
8.001 to 8.500	129	17,710,143.97	11.64
8.501 to 9.000	135	16,539,174.12	10.87
9.001 to 9.500	44	4,872,442.59	3.20
9.501 to 10.000	15	2,128,907.46	1.40

Total:	1,028	$152,093,209.13	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	1	$96,886.64	0.06%
2005 December	1	117,784.00	0.08
2005 November	3	228,635.58	0.15
2006 February	901	134,296,061.85	88.30
2006 January	8	917,809.52	0.60
2006 March	26	3,808,641.00	2.50
2006 November	1	43,867.51	0.03
2007 February	79	11,264,443.03	7.41
2007 March	8	1,319,080.00	0.87

Total:	1,028	$152,093,209.13	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1	$96,886.64	0.06%
3.000	1,027	151,996,322.49	99.94

Total:	1,028	$152,093,209.13	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,028	$152,093,209.13	100.00%

Total:	1,028	$152,093,209.13	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.17%
4.501 to 5.000	5	864,352.73	0.46
5.001 to 5.500	20	3,346,788.16	1.80
5.501 to 6.000	69	12,453,576.37	6.69
6.001 to 6.500	157	23,780,304.55	12.77
6.501 to 7.000	243	37,450,689.92	20.11
7.001 to 7.500	180	25,350,151.66	13.61
7.501 to 8.000	146	19,581,055.26	10.51
8.001 to 8.500	104	11,468,511.03	6.16
8.501 to 9.000	106	12,709,736.58	6.82
9.001 to 9.500	126	15,187,468.04	8.15
9.501 to 10.000	124	14,491,181.16	7.78
10.001 to 10.500	60	6,596,084.54	3.54
10.501 to 11.000	32	2,148,933.40	1.15
11.001 to 11.500	9	492,172.15	0.26

Total:	1,382	$186,237,110.71	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.001 to 5.500	1	$178,072.96	0.53%
5.501 to 6.000	8	1,253,380.68	3.72
6.001 to 6.500	33	5,138,634.93	15.25
6.501 to 7.000	56	8,822,779.24	26.19
7.001 to 7.500	41	5,644,105.81	16.75
7.501 to 8.000	48	6,187,933.93	18.37
8.001 to 8.500	23	2,240,166.72	6.65
8.501 to 9.000	21	2,587,296.28	7.68
9.001 to 9.500	8	850,261.81	2.52
9.501 to 10.000	4	373,825.02	1.11
10.001 to 10.500	2	188,101.80	0.56
10.501 to 11.000	2	229,318.71	0.68

Total:	247	$33,693,877.89	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.21%
4.501 to 5.000	5	864,352.73	0.57
5.001 to 5.500	19	3,168,715.20	2.08
5.501 to 6.000	61	11,200,195.69	7.34
6.001 to 6.500	124	18,641,669.62	12.22
6.501 to 7.000	187	28,627,910.68	18.77
7.001 to 7.500	139	19,706,045.85	12.92
7.501 to 8.000	98	13,393,121.33	8.78
8.001 to 8.500	81	9,228,344.31	6.05
8.501 to 9.000	85	10,122,440.30	6.64
9.001 to 9.500	118	14,337,206.23	9.40
9.501 to 10.000	120	14,117,356.14	9.25
10.001 to 10.500	58	6,407,982.74	4.20
10.501 to 11.000	30	1,919,614.69	1.26
11.001 to 11.500	9	492,172.15	0.32

Total:	1,135	$152,543,232.82	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	178	$35,479,209.72	19.05%
Florida	187	24,741,500.33	13.28
Ohio	108	10,942,103.80	5.88
Texas	85	8,287,530.71	4.45
Georgia	58	7,484,050.14	4.02
Michigan	58	6,860,030.30	3.68
New York	38	6,533,272.78	3.51
Virginia	44	6,254,166.45	3.36
North Carolina	43	5,866,648.78	3.15
Pennsylvania	57	5,317,284.46	2.86
Washington	28	4,725,455.53	2.54
Illinois	27	4,510,248.79	2.42
Missouri	38	4,503,857.87	2.42
Oregon	26	3,929,076.61	2.11
Colorado	22	3,873,926.64	2.08
Maryland	28	3,697,591.18	1.99
Louisiana	31	3,689,556.01	1.98
Nevada	25	3,567,380.72	1.92
South Carolina	25	3,474,968.70	1.87
Arizona	26	3,187,790.98	1.71
Tennessee	27	2,500,140.90	1.34
Connecticut	15	2,472,562.28	1.33
Massachusetts	11	2,373,534.81	1.27
Oklahoma	23	2,154,107.23	1.16
Kentucky	18	2,053,260.78	1.10
Indiana	27	2,025,274.13	1.09
District of Columbia	11	1,767,919.66	0.95
Utah	12	1,534,660.06	0.82
Mississippi	13	1,447,662.19	0.78
Alabama	15	1,381,946.82	0.74
Kansas	9	1,001,749.49	0.54
New Hampshire	5	1,005,996.25	0.54
Maine	7	891,523.21	0.48
Arkansas	10	866,991.24	0.47
Idaho	7	785,316.29	0.42
Wisconsin	5	652,965.59	0.35
Minnesota	5	611,120.87	0.33
Rhode Island	3	595,220.28	0.32
New Jersey	4	551,211.20	0.30
Montana	3	547,648.19	0.29
Delaware	2	413,051.51	0.22
Iowa	4	372,880.15	0.20
New Mexico	4	350,932.58	0.19
Wyoming	3	356,256.75	0.19
West Virginia	2	214,815.42	0.12
Vermont	2	174,493.54	0.09
South Dakota	2	113,761.05	0.06
Nebraska	1	94,457.74	0.05

Total:	1,382	$186,237,110.71	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,069	$138,420,150.26	74.32%
PUD	157	24,914,863.03	13.38
Condo	83	11,522,263.92	6.19
Multi-Unit	73	11,379,833.50	6.11

Total:	1,382	$186,237,110.71	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cashout	890	$118,476,336.60	63.62%
Purchase	379	52,734,116.41	28.32
Rate/Term Refinance	113	15,026,657.70	8.07

Total:	1,382	$186,237,110.71	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,268	$174,796,161.28	93.86%
Investment (Non Owner Occupied)	107	10,672,446.89	5.73
Secondary	7	768,502.54	0.41

Total:	1,382	$186,237,110.71	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	811	$99,846,214.77	53.61%
Stated Income	426	65,132,080.20	34.97
No Documentation	115	16,981,143.16	9.12
Limited Documentation	30	4,277,672.58	2.30

Total:	1,382	$186,237,110.71	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
A	2	$126,701.51	0.07%
Alt A	273	41,867,388.45	22.48
M1	657	89,359,229.08	47.98
M2	321	39,643,757.47	21.29
M3	97	10,824,912.43	5.81
M4	32	4,415,121.77	2.37

Total:	1,382	$186,237,110.71	100.00%

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Current	1,266	$170,693,609.47	91.65%
1 to 30	114	$15,313,268.83	8.22
31 to 60	1	$178,072.96	0.10
91 to 120	1	$52,159.45	0.03

Total:	1,382	$186,237,110.71	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$134,877.96	0.07%
25.01 to 30.00	5	405,335.31	0.22
30.01 to 35.00	4	224,593.74	0.12
35.01 to 40.00	9	983,634.32	0.53
40.01 to 45.00	2	200,331.38	0.11
45.01 to 50.00	17	1,911,865.85	1.03
50.01 to 55.00	18	2,036,643.21	1.09
55.01 to 60.00	23	3,208,651.15	1.72
60.01 to 65.00	39	4,742,659.55	2.55
65.01 to 70.00	68	9,201,739.94	4.94
70.01 to 75.00	128	18,059,573.07	9.70
75.01 to 80.00	330	43,601,025.05	23.41
80.01 to 85.00	147	19,623,314.98	10.54
85.01 to 90.00	370	50,657,629.06	27.20
90.01 to 95.00	114	16,176,795.82	8.69
95.01 to 100.00	107	15,068,440.32	8.09

Total:	1,382	$186,237,110.71	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	69	$2,968,408.93	1.59%
50,000.01 to 100,000.00	432	33,042,930.06	17.74
100,000.01 to 150,000.00	422	52,560,021.66	28.22
150,000.01 to 200,000.00	227	39,070,343.04	20.98
200,000.01 to 250,000.00	131	29,293,373.06	15.73
250,000.01 to 300,000.00	64	17,395,129.59	9.34
300,000.01 to 350,000.00	34	10,820,607.01	5.81
350,000.01 to 400,000.00	3	1,086,297.36	0.58

Total:	1,382	$186,237,110.71	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	2	$92,249.45	0.05%
169 to 180	53	5,876,147.97	3.16
229 to 240	8	1,023,495.23	0.55
289 to 300	1	88,120.68	0.05
349 to 360	1,318	179,157,097.38	96.20

Total:	1,382	$186,237,110.71	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	76	$10,527,072.77	5.65%
526 to 550	238	28,190,429.23	15.14
551 to 575	128	14,359,839.25	7.71
576 to 600	151	17,661,109.19	9.48
601 to 625	164	21,872,474.38	11.74
626 to 650	187	27,040,630.98	14.52
651 to 675	162	24,040,141.00	12.91
676 to 700	124	19,665,787.23	10.56
701 to 725	73	11,198,846.66	6.01
726 to 750	48	7,325,287.90	3.93
751 to 775	22	3,262,524.25	1.75
776 to 800	8	919,553.63	0.49
801 to 825	1	173,414.24	0.09

Total:	1,382	$186,237,110.71	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.17%
4.501 to 5.000	5	864,352.73	0.46
5.001 to 5.500	20	3,346,788.16	1.80
5.501 to 6.000	69	12,453,576.37	6.69
6.001 to 6.500	157	23,780,304.55	12.77
6.501 to 7.000	243	37,450,689.92	20.11
7.001 to 7.500	180	25,350,151.66	13.61
7.501 to 8.000	146	19,581,055.26	10.51
8.001 to 8.500	104	11,468,511.03	6.16
8.501 to 9.000	106	12,709,736.58	6.82
9.001 to 9.500	126	15,187,468.04	8.15
9.501 to 10.000	124	14,491,181.16	7.78
10.001 to 10.500	60	6,596,084.54	3.54
10.501 to 11.000	32	2,148,933.40	1.15
11.001 to 11.500	9	492,172.15	0.26

Total:	1,382	$186,237,110.71	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	3	$508,208.25	0.33%
2.000	11	1,667,631.14	1.09
3.000	1,121	150,367,393.43	98.57

Total:	1,135	$152,543,232.82	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,135	$152,543,232.82	100.00%

Total:	1,135	$152,543,232.82	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.001 to 11.500	2	$446,803.98	0.29%
11.501 to 12.000	6	1,047,040.14	0.69
12.001 to 12.500	17	3,043,771.89	2.00
12.501 to 13.000	51	9,541,920.34	6.26
13.001 to 13.500	93	14,853,648.27	9.74
13.501 to 14.000	134	20,946,339.25	13.73
14.001 to 14.500	99	15,159,096.52	9.94
14.501 to 15.000	67	9,869,124.97	6.47
15.001 to 15.500	50	6,834,146.39	4.48
15.501 to 16.000	77	9,535,583.90	6.25
16.001 to 16.500	113	14,075,546.66	9.23
16.501 to 17.000	122	14,425,511.92	9.46
17.001 to 17.500	62	7,024,913.36	4.61
17.501 to 18.000	36	2,899,537.99	1.90
18.001 to 18.500	24	1,952,928.57	1.28
18.501 to 19.000	14	1,739,648.44	1.14
19.001 to 19.500	27	3,595,412.06	2.36
19.501 to 20.000	25	4,069,764.50	2.67
20.001 to 20.500	23	3,105,886.93	2.04
20.501 to 21.000	19	1,748,637.82	1.15
21.001 to 21.500	15	1,914,508.05	1.26
21.501 to 22.000	14	1,330,063.68	0.87
22.001 to 22.500	17	1,290,384.11	0.85
22.501 to 23.000	14	1,145,243.56	0.75
23.001 to 23.500	3	294,734.51	0.19
23.501 to 24.000	6	390,369.69	0.26
24.001 to 24.500	1	41,577.70	0.03
24.501 to 25.000	4	221,087.62	0.14

Total:	1,135	$152,543,232.82	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.21%
4.501 to 5.000	5	864,352.73	0.57
5.001 to 5.500	19	3,168,715.20	2.08
5.501 to 6.000	61	11,200,195.69	7.34
6.001 to 6.500	124	18,641,669.62	12.22
6.501 to 7.000	187	28,627,910.68	18.77
7.001 to 7.500	139	19,706,045.85	12.92
7.501 to 8.000	98	13,393,121.33	8.78
8.001 to 8.500	81	9,228,344.31	6.05
8.501 to 9.000	85	10,122,440.30	6.64
9.001 to 9.500	118	14,337,206.23	9.40
9.501 to 10.000	120	14,117,356.14	9.25
10.001 to 10.500	58	6,407,982.74	4.20
10.501 to 11.000	30	1,919,614.69	1.26
11.001 to 11.500	9	492,172.15	0.32

Total:	1,135	$152,543,232.82	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	1	$271,731.80	0.18%
2005 December	39	4,968,565.85	3.26
2005 November	174	19,767,246.80	12.96
2005 October	8	786,295.10	0.52
2006 December	3	496,004.09	0.33
2006 February	619	87,470,959.75	57.34
2006 January	154	21,214,952.16	13.91
2006 March	26	3,242,725.00	2.13
2006 November	25	3,057,104.84	2.00
2006 October	1	65,547.28	0.04
2007 February	57	7,529,874.25	4.94
2007 January	22	2,791,054.89	1.83
2007 March	1	85,000.00	0.06
2008 December	1	79,937.47	0.05
2008 November	4	716,233.54	0.47

Total:	1,135	$152,543,232.82	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	5	$870,867.94	0.57%
4.001 to 4.500	23	2,963,880.55	1.94
4.501 to 5.000	82	12,925,836.89	8.47
5.001 to 5.500	139	22,371,757.06	14.67
5.501 to 6.000	127	21,264,830.60	13.94
6.001 to 6.500	113	16,464,231.08	10.79
6.501 to 7.000	90	12,427,760.59	8.15
7.001 to 7.500	62	8,256,673.74	5.41
7.501 to 8.000	87	9,883,986.61	6.48
8.001 to 8.500	243	29,423,505.49	19.29
8.501 to 9.000	115	11,521,895.42	7.55
9.001 to 9.500	44	3,758,235.95	2.46
9.501 to 10.000	4	331,060.96	0.22
10.501 to 11.000	1	78,709.94	0.05

Total:	1,135	$152,543,232.82	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	182	$26,389,108.63	78.32%
FR15	51	5,713,924.26	16.96
FR20	7	956,117.13	2.84
Fixed Rate 30 Year IO	3	359,900.00	1.07
BALL15	2	146,617.19	0.44
FR25	1	88,120.68	0.26
FR10	1	40,090.00	0.12

Total:	247	$33,693,877.89	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	985	$130,489,666.73	85.54%
ARM 3/27 - 6 Month LIBOR	104	13,009,385.35	8.53
ARM 2/28 IO	35	6,961,077.93	4.56
ARM 3/27 IO	5	1,015,200.00	0.67
ARM 5/25	5	796,171.01	0.52
ARM - 6 Month LIBOR	1	271,731.80	0.18

Total:	1,135	$152,543,232.82	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,382	$186,237,110.71	100.00%

Total:	1,382	$186,237,110.71	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.